Exhibit 10.1 EXECUTED VERSION FIRST AMENDMENT TO TEMPORARY LIMITED WAIVER AND CONSENT This FIRST AMENDMENT TO TEMPORARY LIMITED WAIVER AND CONSENT (this “Agreement”), is entered into as of September 28, 2016, by and among Basic Energy Services, Inc., as Borrower (the “Borrower”), the guarantors party hereto (together with Borrower, the “Loan Parties”), the financial institutions party hereto as Lenders under the Credit Agreement (as hereinafter defined), and U.S. Bank National Association, as Administrative Agent for the Lenders (in such capacity, “Agent” and collectively with the Lenders, the “Lender Parties”). RECITALS A. Borrower, the other Loan Parties, Agent and the other Lender Parties are parties to that certain Temporary Limited Waiver and Consent, dated as of September 13, 2016 (as amended, the “Temporary Limited Wavier”), pursuant to which, among other things, the Lender Parties agreed, upon the terms and subject to the conditions set forth in the Temporary Limited Waiver, to temporarily waive the Specified Events of Default (as defined in the Temporary Limited Waiver) during the Temporary Limited Waiver Period (as defined in the Temporary Limited Waiver). B. Borrower, the other Loan Parties, Agent and the Lenders (including the Lenders party hereto) are parties to that certain Credit Agreement, dated as of February 17, 2016 (as has been amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which, among other things, the Lenders agreed, upon the terms and subject to the conditions set forth in the Credit Agreement, to make certain loans to Borrower. C. Borrower has requested that the Lender Parties, which constitute the Required Lenders, amend the Temporary Limited Waiver to extend the Temporary Limited Waiver Period. D. In accordance with Section 19 of the Temporary Limited Waiver, the Lender Parties as of the date hereof have agreed, to amend the Temporary Limited Waiver to extend the Temporary Limited Waiver Period. NOW, THEREFORE, in consideration of the foregoing, the terms, covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: SECTION 1. Definitions. Unless otherwise defined in this Agreement, capitalized terms used herein shall have the meanings ascribed to them in the Temporary Limited Wavier or the Credit Agreement, as applicable. All references to herein, hereto and words of similar import mean this Agreement. SECTION 2. Amendment. Each Loan Party and the Lender Parties hereby agree, effective as of the date hereof, that the Temporary Limited Waiver is amended by: (a) amending and restating clause (e) of Section 3 thereof in its entirety to read as follows:

2 “(e) As used herein, the term “Temporary Limited Waiver Period” shall mean the period beginning on the Effective Date and ending on the earliest to occur of (the occurrence of an event described in clause (i), (ii), (iii) or (iv) below, a “Termination Event”): (i) the occurrence or existence of any Event of Default (other than the Specified Events of Default), (ii) notice from the Agent or the Required Lenders of the occurrence or existence of any Temporary Limited Waiver Default (as defined below), (iii) the later of (A) October 16, 2016 or (B) such later date as the Required Lenders and the Borrower may agree in their respective sole discretion or (iv) as of any date the unrestricted cash balances and Cash Equivalents of the Borrower and its consolidated Subsidiaries is less than (x) at any time on or prior to October 3, 2016, $20,000,000, (y) at any time after October 3, 2016 and prior to the execution of a restructuring support agreement by and among the parties hereto (the “RSA”) in connection with the commencement of an Insolvency Proceeding involving the Borrower and its affiliates, $10,000,000 plus an amount to be determined in good faith and by mutual agreement of the Borrower and the Lenders on or prior to October 3, 2016 representing the professional fees and other fees and costs due or expected to be due in connection with the RSA and (z) upon execution of the RSA and anytime thereafter, $10,000,000 plus the excess, if any, of (A) the amount agreed pursuant to clause (y) above minus (B) the amount of such fees and costs actually paid in connection with the RSA.” and (b) amending clause (f) of Section 3 thereof as follows: (i) deleting the word “and” at the end of clause (viii) thereof; (ii) replacing the period at the end of clause (ix) thereof with “; and”; and (iii) inserting immediately after clause (ix) thereof the following clause (x): “(x) (A) the termination of the RSA for any reason or (B) any amendment or modification thereto that is adverse to the interests of any Lender Party without the prior written consent of the Required Lenders.” SECTION 3. No Other Amendments; Reservation of Rights; No Waiver. Except as expressly modified hereby, all terms, conditions, covenants, representations and warranties contained in the Temporary Limited Wavier shall remain in full force and effect. SECTION 4. Governing Law; Consent to Jurisdiction and Venue. This Agreement and the transactions contemplated hereby, and all disputes between the parties under or relating to this Agreement or the facts and circumstances leading to its execution, whether in contract, tort or otherwise, shall be construed in accordance with and governed by the laws (including statutes of limitation) of the State of New York, without regard to conflicts of law principles that would require the application of the laws of another jurisdiction. Section 10.14 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 5. Construction. Section 1.02 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof.

3 SECTION 6. Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. SECTION 7. Severability. Section 10.12 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 8. Section Headings. Section headings in this Agreement are included herein for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement. SECTION 9. Waiver of Jury Trials. Section 10.15 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. SECTION 10. Final Agreement, Etc. Section 10.21 of the Credit Agreement is incorporated herein, mutatis mutandis, as if a part hereof. [Signature pages to follow]

SIGNATURE PAGE TO FIRST AMENDMENT TO TEMPORARY LIMITED WAIVER AND CONSENT IN WITNESS WHEREOF, this Agreement has been executed by the parties hereto as of the date first written above. BASIC ENERGY SERVICES, INC. By: /s/Alan Krenek Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO TEMPORARY LIMITED WAIVER AND CONSENT GUARANTORS: ACID SERVICES, LLC ADMIRAL WELL SERVICE, INC. BASIC ENERGY SERVICES GP, LLC BASIC ESA, INC. BASIC MARINE SERVICES, INC. CHAPARRAL SERVICE, INC. FIRST ENERGY SERVICES COMPANY GLOBE WELL SERVICE, INC. JETSTAR ENERGY SERVICES, INC. JETSTAR HOLDINGS, INC. JS ACQUISITION LLC LEBUS OIL FIELD SERVICE CO. MAVERICK COIL TUBING SERVICES, LLC MAVERICK SOLUTIONS, LLC MAVERICK STIMULATION COMPANY, LLC MAVERICK THRU-TUBING SERVICES, LLC MCM HOLDINGS, LLC MSM LEASING, LLC PERMIAN PLAZA, LLC PLATINUM PRESSURE SERVICES, INC. SCH DISPOSAL, L.L.C. SLEDGE DRILLING CORP. TAYLOR INDUSTRIES, LLC THE MAVERICK COMPANIES, LLC XTERRA FISHING & RENTAL TOOLS CO. By: /s/Alan Krenek Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

SIGNATURE PAGE TO FIRST AMENDMENT TO TEMPORARY LIMITED WAIVER AND CONSENT BASIC ENERGY SERVICES, L.P. By: Basic Energy Services GP, LLC, its sole general partner By: Basic Energy Services, Inc., its sole member By: /s/Alan Krenek Name: Alan Krenek Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary